Exhibit 10.20

                                                 March 26, 2002
Bank Hapoalim B.M.
Head Office
Corporate Banking Division
41-45 Rothschild Boulevard
Tel Aviv

To
Lumenis Ltd.


                      Re: STATUS OF SHORT TERM CREDIT LINE

Reference is made to the Short Term Credit Line Letter dated April 24, 2001 (the "Letter").

We hereby confirm that the Credit Line provided to you on the period commencing at the end of the First Period and ending on the Expiry Date shall be in a sum of $35,000,000 (Thirty Five Million United States Dollars).

This letter constitutes an integral part of the Letter.

All our rights according to documents signed by you in our favour are fully reserved and are in no way affected by this letter.

                                             Very truly yours,

                                             BANK HAPOALIM B.M.

                                             /s/ Lea Landau  /s/ Liora Ben-Ami
                                             ---------------------------------


We agree to the above:


Lumenis Ltd.

/s/ Yacha Sutton
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